================================================================================

     As filed with the Securities and Exchange Commission on January 8, 2004


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 2004




                             PLAYTEX PRODUCTS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-12620                 51-0312772
-------------------------------     ----------------         ----------------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
 incorporation or organization)         Number)              Identification No.)


                300 NYALA FARMS ROAD, WESTPORT, CONNECTICUT 06880
                -------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (203) 341-4000
                                                           --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 8, 2004, Playtex Products, Inc. issued a press release announcing a new Chairman and changes to its Board of Directors. This press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this filing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1              Press release of Playtex Products, Inc., dated
                           January 8, 2004


FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are identified in Part I of the Company's Annual Report on Form 10-K for the year ended December 28, 2002.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PLAYTEX PRODUCTS, INC.

DATE:    JANUARY 8, 2004           By:  /s/ GLENN A. FORBES
                                        ---------------------------------------
                                        Glenn A. Forbes
                                        EXECUTIVE VICE PRESIDENT AND
                                        CHIEF FINANCIAL OFFICER
                                        (PRINCIPAL FINANCIAL AND ACCOUNTING
                                        OFFICER)


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